UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 25, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004 providing for the issuance of GSAMP
Trust 2004-SD1 Mortgage Pass-Through Certificates, Series 2004-SD1)
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(Exact name of registrant as specified in its charter)


           Delaware                333-100818-47              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution
reported  to  the  holders  of  GSAMP  Trust  2004-SD1  Mortgage   Pass-Through
Certificates, Series 2004-SD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004, among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as securities administrator, and Wachovia Bank, National Association, as Trustee.

     On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SD1
Mortgage Pass-Through Certificates, Series 2004-SD1
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Securities Administrator under the Agreement referred to herein

Date: October 28, 2004        By: /s  Annette Marsula
                            --------------------------------------------
                               Annette Marsula
                               Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004




                             GSAMP Trust 2004-SD1
                         Statement to Certificateholders
                                 October 25, 2004

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                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized      Deferred    Principal
Class          Value       Balance             Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1         59,000,000.00    53,308,890.79    3,483,767.66    94,119.81       3,577,887.47      0.00         0.00     49,825,123.13
A2         24,132,000.00    21,804,239.87    1,424,920.02    37,139.89       1,462,059.91      0.00         0.00     20,379,319.85
A3         16,089,000.00    14,537,063.45      950,005.73    27,022.79         977,028.52      0.00         0.00     13,587,057.72
A4         43,000,000.00    34,704,484.88    2,426,062.36    60,732.85       2,486,795.21      0.00         0.00     32,278,422.52
A5         43,000,000.00    43,000,000.00    2,651,971.85    76,587.78       2,728,559.63      0.00         0.00     40,348,028.15
M1         27,210,000.00    27,210,000.00            0.00    54,178.13          54,178.13      0.00         0.00     27,210,000.00
M2         14,321,000.00    14,321,000.00            0.00    38,316.63          38,316.63      0.00         0.00     14,321,000.00
B1          4,774,000.00     4,774,000.00            0.00    17,971.46          17,971.46      0.00         0.00      4,774,000.00
B2          3,580,000.00     3,580,000.00            0.00    16,261.16          16,261.16      0.00         0.00      3,580,000.00
B3          3,581,000.00     3,581,000.00            0.00    16,265.70          16,265.70      0.00         0.00      3,581,000.00
P                 100.00           100.00            0.00   126,556.07         126,556.07      0.00         0.00            100.00
R                 100.00           100.00            0.00         0.00               0.00      0.00         0.00            100.00
TOTALS    238,687,200.00   220,820,878.99   10,936,727.62   565,152.27      11,501,879.89      0.00         0.00    209,884,151.37

X         238,687,302.97   222,800,248.40            0.00         0.00               0.00      0.00         0.00    212,766,607.90
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Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1      36242DAS2      903.54052186    59.04690949    1.59525102     60.64216051     844.49361237       A1          2.270000 %
A2      36242DAT0      903.54052171    59.04690950    1.53903075     60.58594025     844.49361222       A2          2.190000 %
A3      36242DAU7      903.54052147    59.04690969    1.67958170     60.72649139     844.49361178       A3          2.390000 %
A4      36242DAV5      807.08104372    56.42005488    1.41239186     57.83244674     750.66098884       A4          2.250000 %
A5      36242DAW3    1,000.00000000    61.67376395    1.78111116     63.45487512     938.32623605       A5          2.290000 %
M1      36242DAX1    1,000.00000000     0.00000000    1.99111099      1.99111099   1,000.00000000       M1          2.560000 %
M2      36242DAY9    1,000.00000000     0.00000000    2.67555548      2.67555548   1,000.00000000       M2          3.440000 %
B1      36242DAZ6    1,000.00000000     0.00000000    3.76444491      3.76444491   1,000.00000000       B1          4.840000 %
B2      36242DBA0    1,000.00000000     0.00000000    4.54222346      4.54222346   1,000.00000000       B2          5.840000 %
B3      36242DBB8    1,000.00000000     0.00000000    4.54222284      4.54222284   1,000.00000000       B3          5.840000 %
P       36242DBD4    1,000.00000000     0.00000000  ############    ############   1,000.00000000       P           0.000000 %
R       36242DBE2    1,000.00000000     0.00000000    0.00000000      0.00000000   1,000.00000000       R           0.000000 %
TOTALS                 925.14755291    45.82033565    2.36775273     48.18808839     879.32721725

X       36242DBC6      933.43988401     0.00000000    0.00000000      0.00000000     891.40312556       X           0.000000 %
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If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-5135
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                    ---------------------------------------

Sec. 4.02(i)    Principal Distribution Amount
                                        Scheduled Principal Amount                                                    192,096.92
                                        Principal Prepayment Amount                                                 9,840,669.40

Sec. 4.02(i)    Principal Prepayments

                                                              Payoffs in Full                                       9,654,112.87
                                                              Partial Principal Prepayments                           187,430.71
                                                              Liquidation Proceeds                                          0.00
Sec. 4.02(ii)   Interest Allocation
                                        Total                                                                         565,152.25
                                                              Unpaid Interest Paid                                          0.00
                                                              Unpaid Interest Remaining                                     0.00
                                                              Basis Carry Forward Amount                                    0.00
                                                              Basis Carry Forward Amount Paid                               0.00
Sec. 4.02(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A3
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A4
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class A5
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class M1
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class M2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B1
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B2
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

                                        Class B3
                                                              Interest Shortfall                                            0.00
                                                              Principal Shortfall                                           0.00

Sec. 4.02(v)    Ending Pool Stated Principal Balance                                                              212,766,607.90

Sec. 4.02(vi)   Servicing Fees Paid                                                                                    92,455.87
Sec. 4.02(vi)   Master Servicing Fees Paid                                                                              2,785.00

Sec. 4.02(viii) Advances                                                                                                    0.00
                                        Current Period Advances                                                             0.00
                                        Outstanding Advances                                                                0.00

Sec. 4.02(ix,xii)
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                               Group 1
                                                                                                         Principal
                                                Period                Number                Balance              Percentage
                                               0-30 days                   1,079           166,252,072.70                 78.14 %
                                               31-60 days                    165            19,305,694.35                  9.07 %
                                               61-90 days                     95            11,980,091.88                  5.63 %
                                               91+days                        57             6,243,445.04                  2.93 %
                                                Total                      1,396           203,781,303.97                 95.77 %

                                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

                                        Market Value of REO Loans                                                            0.00

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                         0                    0.00                  0.00 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                 0                    0.00                  0.00 %

Sec. 4.02(x)    12 Month Scheduled Payments
                                 1st Preceding Month
                                                       Scheduled Monthly Payments on all Loans                       1,688,537.51
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans          157,665.03

                                 2nd Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 3rd Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 4th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 5th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 6th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 7th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 8th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 9th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 10th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 11th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

                                 12th Preceding Month
                                                       Scheduled Monthly Payments on all Loans                               0.00
                                                       Scheduled Monthly Payments on 60+ Day Delinquent Loans                0.00

Sec. 4.02(xi)   REO Loans                                                                                                    0.00

                                                                                                                               NO
Sec. 4.02(xiii) Trigger Event
Sec. 4.02(xiii) Balance of all 60+ Day Delinquent Loans                                                                      0.00

Sec. 4.02(xiv)  Excess Reserve Fund Account Balance                                                                          0.00

Sec. 4.02(xv)   Realized Losses
                                        Current Losses                                                                 874.18
                                        Cumulative Losses                                                                0.00

Sec. 4.02(xvi)  Net Monthly Excess Cashflow                                                                              0.00
                                        Applied Realized Losses Paid                                                     0.00
                                        Unpaid Interest Amounts Paid                                                     0.00

Sec. 4.02(xvii) Overcollateralization
                                        Overcollateralization Amount                                             2,882,456.52
                                        Specified Overcollateralization Amount                                  11,815,021.50


Sec. 4.02(xxi)  Subsequent Recoveries                                                                                    0.00

REO Not Advanced                                                                                                     7,665.50

                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
